1 CenterPoint Energy reports strong Q1 earnings results and reiterates 2023 guidance • Reported Q1 2023 earnings of $0.49 per diluted share on a GAAP basis • Reported non-GAAP earnings per diluted share (“non-GAAP EPS”) of $0.50 for Q1 2023 • Non-GAAP EPS range for 2023 reaffirmed at $1.48-$1.50, which represents an 8% growth over 2022 actual at the midpoint; and further reiterated growth targets of 8% for 2024 and the mid-to-high end of 6%-8% annually thereafter, through 20301 • Capital investments, made for the benefit of customers, are on track for the year, with over a quarter of the year’s planned $3.6B of capital already deployed as of the end of Q1 Houston – April 27, 2023 - CenterPoint Energy, Inc. (NYSE: CNP) or “CenterPoint” today reported income available to common shareholders of $313 million, or $0.49, per diluted share on a GAAP basis for the first quarter of 2023, compared to $0.82 of diluted EPS for the first quarter of 2022, which included the gains on the sale of the Energy Transfer common and preferred units, impacts associated with the Arkansas and Oklahoma natural gas LDC sale, and associated costs of the early extinguishment of debt related to those transactions. Non-GAAP EPS for the first quarter 2023 was $0.50, or approximately a third of 2023 full-year guidance at the midpoint and represents a 6% increase over the first quarter 2022. These results were predominantly driven by regulatory recovery, continued reductions in O&M expenses, and other items which when combined contributed $0.13 per share. These items were partially offset by interest expense and mild winter weather during the quarter which when combined were $0.10 per share. “Our first quarter results represent a tremendous start to the year for both our customers and investors. First, we were successfully able to navigate the headwinds of higher interest expense and milder winter weather. We also have great momentum from the continued execution of our long-term growth strategy through which we have deployed more than $8 billion of capital over the past two years for the benefit of our customers,” said Dave Lesar, CEO of CenterPoint. “This capital spending supports our investment in robust organic growth and enhances safety and grid resiliency. We continue to target 8% growth in our non-GAAP EPS this year and in 2024, after growing non-GAAP EPS by 9% in both 2021 and 2022.” 1 CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS (as defined herein) and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Jackie Richert / Ben Vallejo Phone 713.207.6500

2 “While we are pleased with our strong first quarter, this management team remains committed to focusing on executing for the remainder of 2023 and beyond. The addition of Chris Foster as CFO to an already excellent management team only increases my confidence that we have the right group in place for the long haul.” Lesar added.

3 Earnings Outlook Given CenterPoint’s divestiture of its remaining midstream investments during 2022, CenterPoint will be presenting a consolidated non-GAAP EPS guidance range for 2023. In addition to presenting its financial results in accordance with GAAP, including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, CenterPoint provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Management evaluates CenterPoint’s financial performance in part based on non-GAAP income and non-GAAP earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation tables of this news release, where applicable. CenterPoint’s non-GAAP income and non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 2023 non-GAAP EPS and non-GAAP EPS guidance range Beginning in 2022, CenterPoint no longer separated utility and midstream operations and reported on a consolidated non-GAAP EPS basis. • 2022 non-GAAP EPS excluded: ◦ Earnings or losses from the change in value of ZENS and related securities; ◦ Gain and impact, including related expenses, associated with Arkansas and Oklahoma gas LDC sales ◦ Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units. • 2023 non-GAAP EPS and non-GAAP EPS guidance excludes: ◦ Earnings or losses from the change in value of ZENS and related securities; and ◦ Gain and impact, including related expenses, associated with mergers and divestitures. In providing 2023 non-GAAP EPS and non-GAAP EPS guidance, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2023 non- GAAP EPS and non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2023 non-GAAP EPS guidance range may not be met, or the projected annual non-GAAP EPS growth rate may change. CenterPoint is unable to present a

4 quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. Reconciliation of Consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended March 31, 2023 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 313 $ 0.49 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $8) (2)(3) (31) (0.05) Indexed debt securities (net of taxes of $8) (2) 31 0.05 Impacts associated with mergers and divestitures (net of taxes of $1) (2) 1 0.00 Consolidated on a non-GAAP basis (4) $ 314 $ 0.50 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Bros. Discovery, Inc. 4) The calculation on a per-share basis may not add down due to rounding

5 Reconciliation of Consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended March 31, 2022 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 518 $ 0.82 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $22) (2)(3) 81 0.13 Indexed debt securities (net of taxes of $22) (2) (83) (0.13) Midstream-related earnings (net of taxes of $10) (2)(4) (32) (0.05) Impacts associated with mergers and divestitures (net of taxes of $112) (2) (189) (0.30) Consolidated on a non-GAAP basis $ 295 $ 0.47 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. 3) Comprised of common stock of AT&T Inc. and Charter Communications, Inc. (as of March 31, 2022) 4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead. Includes costs associated with early extinguishment of $600 million debt at CenterPoint Energy, Inc. of approximately $35 million, net of taxes.

6 Filing of Form 10-Q for CenterPoint Energy, Inc. Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission (SEC) its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. A copy of that report is available on the company’s website, under the Investors section. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the company and to communicate important information about the company, key personnel, corporate initiatives, regulatory updates, and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our company to review the information we post on our website. Webcast of Earnings Conference Call CenterPoint’s management will host an earnings conference call on April 27, 2023, at 7:00 a.m. Central time / 8:00 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call on the company’s website under the Investors section. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the website for at least one year. About CenterPoint Energy, Inc. As the only investor owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio and Texas. As of March 31, 2023, the company owned approximately $38 billion in assets. With approximately 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. Forward-looking Statements This news release includes, and the earnings conference call will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Examples of forward-looking statements in this news release or on the earnings conference call include statements regarding capital investments (including with respect to incremental capital opportunities, deployment of capital, renewables projects and mobile generation spend), the impacts of the February 2021 winter storm event on our business and service territories, the recovery and timing of recovery of associated gas costs and related litigation, the recovery and timing of recovery for all of CenterPoint’s mobile generation spend, the timing of and projections for upcoming rate cases for CenterPoint and its subsidiaries, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, securitization, credit metrics and parent level debt), the impact of disruptions to the global supply chain on our business, including our generation transition plan and our capital plan, ZENS and impacts of the maturity of ZENS, tax planning opportunities (such as any potential use of the repairs expense deduction), future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, ESG strategy, including our net zero and carbon emissions reduction goals, and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this news release or discussed on the earnings conference call speaks only as of the date of this release or the earnings conference call. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of our Natural Gas businesses in Arkansas and Oklahoma, the exit from midstream and the internal restructuring of certain subsidiaries, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint’s service territories and changes in market demand; (3) CenterPoint’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital and inflation, interest rates and instability of banking institutions, and their effect on sales, prices and

7 costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint’s net zero and carbon emissions reduction goals; (9) the impact of pandemics, including the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (12) changes in business plans; (13) CenterPoint’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and CenterPoint’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, including in the “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” sections of such reports, and other reports CenterPoint or its subsidiaries may file from time to time with the Securities and Exchange Commission.